UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-04605

First Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: March 31

Date of Reporting Period: March 31, 2012

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Annual Report	March 31, 2012

First Opportunity Fund, Inc.	Letter from the Advisers
March 31, 2012 (Unaudited)

Dear Stockholders:

Before delving into a discussion of the Fund’s performance, I wanted to take the opportunity to quickly introduce myself. In February of this year, I joined Rocky Mountain Advisers, LLC as a portfolio manager and will work alongside Stewart Horejsi, the Fund’s other portfolio manager, in managing the Fund’s portfolio. Dispensing with any further formalities, let us proceed to the Fund’s performance.

The equity markets remained volatile during the Fund’s fiscal year as concerns related to the European sovereign debt crisis, the debt ceiling crisis and the resulting downgrade of the United States’ credit rating were balanced against signs of an economic recovery. While these concerns drove the markets lower in the first half of the Fund’s fiscal year, optimism on the economy won out in the in the back half resulting in a rapid market rally. This rally helped First Opportunity Fund, Inc. (the “Fund”) reverse negative returns in the first half of the year and deliver a 1.2% return on net assets for the 12 month period ending March 31, 2012 (the Fund’s fiscal year). Unfortunately, the Fund was unable to keep pace with the rebound in the S&P 500 as it generated an 8.5% return during the same period. The Fund’s underperformance relative to the S&P 500 and its other benchmarks is highlighted in the below table.

	3 mos.	6 mos.	One Year	Three Years*	Five Years*	Ten Years*	Since June 2010**

FOFI (NAV)	9.0%	12.2%	1.2%	18.1%	-5.9%	6.3%	7.9%

FOFI (Market)	13.3%	16.7%	-2.8%	17.9%	-9.9%	2.7%	6.8%

S&P 500 Index	12.6%	25.9%	8.5%	23.4%	2.0%	4.1%	17.4%

DJIA	8.8%	22.7%	10.2%	23.5%	4.2%	5.0%	18.6%

NASDAQ Composite	19.0%	28.7%	12.3%	27.7%	6.0%	6.1%	20.0%

*	Annualized

**	Annualized since June 1, 2010, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite include reinvested dividends and distributions. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

While we are glad the Fund finished the fiscal year with a positive absolute return during such a volatile period in the markets, we are nonetheless disappointed with the underperformance relative to the Fund’s benchmarks and will strive to improve the Fund’s performance going forward. To accomplish this, we believe we must first understand what drove the Fund’s performance during the fiscal year.

Annual Report | March 31, 2012	1

Letter from the Advisers	First Opportunity Fund, Inc.
March 31, 2012 (Unaudited)

One of the primary contributors to the Fund’s performance for its fiscal year was the legacy portfolio. As a refresher for our stockholders, approximately 23.3% of the Fund’s assets are managed by Wellington Management Company, LLP pursuant to a sub-advisory agreement that expires in December of 2012. These assets are referred to as the “legacy portfolio” and consist primarily of securities in banks and thrifts. For the period, the legacy portfolio had an 8.3% return. This compares favorably with other financial stocks during this period as measured by the NASDAQ Bank Index return of 2.7% and roughly in-line with the general market as measured by the 8.5% return on the S&P 500. Upon expiration of the sub-advisory agreement, management of the legacy portfolio will transition to the Fund’s co-advisers, Rocky Mountain Advisers and Stewart Investment Advisers.

Other key contributors to performance on an absolute and relative basis were the Fund’s equity positions in Johnson & Johnson, Philip Morris and PPL Corp, which each generated total returns for the period of 15.2%, 40.6% and 17.3% respectively. In addition, the Fund benefitted on an absolute basis from its two largest hedge fund positions: Bay Pond Partners, L.P. (“Bay Pond”) and Wolf Creek Investors (Bermuda), L.P. (“Wolf Creek”). The position in Bay Pond accounted for roughly 17.4% of the total portfolio and generated a 2.1% return for the period. Similarly, the position in Wolf Creek accounted for roughly 16.7% of the total portfolio and generated a 1.5% return for the period. Both of these funds are focused on securities in the financial sector and performed fairly in line with the financial company focused indexes during the same period. Unfortunately, the Fund’s large weight in each of these positions combined with their low returns relative to the S&P 500 for the period were key factors in the Fund’s relative underperformance.

Contributing to the Fund’s underperformance relative to its benchmarks and detracting from absolute return was the Fund’s elevated cash position during the period. While this aided the Fund’s performance in the first half of the fiscal year, it acted as a drag on returns in the back half of the year as the market rebounded. Additional positions that detracted from performance were two of the hedge fund positions: J. Caird Partners, L.P. (“J.Caird”) and North River Investors (Bermuda), L.P. (“North River”). The position in J. Caird accounted for roughly 7.2% of the total portfolio and generated a negative 1.6% return for the period. Similarly, the position in North River accounted for roughly 5.6% of the total portfolio and generated a negative 1.9% return for the period. The Fund’s equity positions in Alliance Bernstein and Freeport-McMoRan Copper also negatively impacted performance for the period as each generated total returns for the period of a negative 23.4% and a negative 9.0% respectively.

However, the largest detractor to the Fund’s absolute and relative performance for the period was the Fund’s position in Inergy, L.P. (“Inergy”). Inergy is a master limited partnership (“MLP”) that operates retail propane and midstream businesses and owns 75.2% of the limited partner interest and all of the general partner interest and incentive distribution rights in Inergy Midstream L.P. (Ticker: NRGM). In January, Inergy’s management announced it was going to cut its distribution as the current rate was unsustainable in light of the collapse in propane demand due to the abnormally warm winter and the lower than expected performance of recent acquisitions. As the market tends to value MLPs off of their distribution yield, the reaction to this announcement was unsurprisingly quite negative. The net impact was a 48.3% decline in the Fund’s Inergy position for the period. Despite the obvious disappointment in the position’s decline and the realization that the initial analysis proved incorrect, we resisted the temptation to quickly sell the position out of the Fund and re-evaluated the situation based on then current factors. Based on this analysis, we believed that the market’s reaction to the distribution cut was overly punitive and the valuation at the time severely undervalued Inergy’s retail propane and internal midstream operations,

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First Opportunity Fund, Inc.	Letter from the Advisers
March 31, 2012 (Unaudited)

especially if there were a return to more normal winter weather conditions. On April 26th, we received the favorable announcement that Suburban Propane Partners agreed to acquire Inergy’s retail propane business for a total consideration of $1.8 billion. Inergy’s unit price moved higher on the news allowing for a partial recovery of the prior price decline.

Unfortunately, we do not expect to see a full recovery of our losses in the Inergy position any time soon and our decision to maintain the Fund’s position after the distribution cut related price decline proved to be a pyrrhic victory. In the end, the initial analysis on Inergy proved incorrect. As much as we believe in our investment process and philosophy, it is not infallible and we recognize that we will miss on an investment from time to time (although we try to keep this at a minimum). If there is something positive to take out of this whole episode, it is that we maintained our investment discipline. It would have been very easy to react out of disappointment in the distribution cut, in the initial analysis, in Inergy’s management and the loss to the Fund and quickly sell the position when the distribution cut was announced. We then could have only given it a perfunctory mention in this letter and have moved on without giving it additional thought. However, this is not how we operate. Instead, we recognized our mistake, adjusted our analysis to the prevailing conditions and made an informed decision to hold the position. Fortunately, this decision was vindicated quicker than we expected and in a manner we did not anticipate.

It is precisely because of this discipline and the commitment to its core investment philosophy that I decided to join Rocky Mountain Advisers, LLC in February of this year. This investment philosophy is built on the core principals to, first and foremost, protect our stockholders principal investment and to generate superior returns over the long run by investing in good companies at attractive valuations. It is a philosophy that is elegant in its simplicity, but difficult in its execution due to the required temperament of patience and the ability to separate out emotion from an investment decision. When combined with rigorous fundamental research analysis steeped in value investing principals, we believe it to be the most effective investment strategy there is when correctly executed. I believe we can effectively execute this strategy, but I do not expect you to simply take me at my word. This is why another core aspect of our investment philosophy is to invest alongside our stockholders as Stewart Horejsi’s family is already a fellow stockholder and I will be as soon as practicable. We hope this serves as an effective demonstration of our belief in and our ability to execute upon our investment philosophy.

I look forward to writing you again in six months and wish you a safe and happy summer.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Annual Report | March 31, 2012	3

Letter from the Advisers	First Opportunity Fund, Inc.
March 31, 2012 (Unaudited)

Note to Stockholders on Investments in Hedge Funds: The Fund’s investment advisers feel it is important that stockholders be aware that the Fund has highly concentrated positions in certain hedge funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in hedge funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the hedge funds in which it invests. In addition, investments in hedge funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. The Fund’s investment objective, its current long exposure in the legacy portfolio of financial sector stocks and the fact that it is not traded on a national exchange are likely factors that exacerbate the discount beyond other general equity closed-end investment companies. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

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First Opportunity Fund, Inc.	Financial Data
March 31, 2012
	00000000000000000000000000	00000000000000000000000000	00000000000000000000000000
	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid
3/31/11	$ 9.19	$ 7.25	$ 0.00
4/30/11	9.28	7.38	0.00
5/31/11	9.16	7.19	0.00
6/30/11	8.99	7.20	0.00
7/31/11	8.97	6.84	0.00
8/31/11	8.79	6.55	0.00
9/30/11	8.29	6.04	0.00
10/31/11	8.64	6.25	0.00
11/30/11	8.51	6.21	0.00
12/31/11	8.53	6.22	0.00
1/31/12	8.87	6.51	0.00
2/29/12	9.16	6.71	0.00
3/31/12	9.30	7.05	0.00

Investments as a % of Net Assets

Annual Report | March 31, 2012	5

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2012

Shares	Description	Value (Note 2)

LONG TERM INVESTMENTS (87.9%)
DOMESTIC COMMON STOCKS (33.0%)
Banks (0.2%)
51,965	BBCN Bancorp, Inc.*	$578,370

Banks & Thrifts (9.9%)
41,290	Alliance Bankshares Corp.*	167,637
27,800	American River Bankshares*	219,620
8,439	Ameris Bancorp*	110,888
406,400	AmeriServ Financial, Inc.*	1,064,768
30,289	Bank of Commerce Holdings	133,877
45,500	Bank of Virginia*	45,491
42,700	BCB Bancorp, Inc.	426,787
28,000	Bridge Capital Holdings*	376,880
35,498	Carolina Trust Bank*	73,481
340,815	CCF Holding Co.*(a)	85,204
43,644	Central Valley Community Bancorp*	316,419
18,860	Centrue Financial Corp.*	9,996
12,300	Citizens & Northern Corp.	246,000
60,000	Community Bank*(b)(c)(d)	6,348,600
54,100	The Connecticut Bank & Trust Co.*	457,145
65,566	Eastern Virginia Bankshares, Inc.*	236,693
4,085	Evans Bancorp, Inc.	58,416
97,200	FC Holdings, Inc.*(b)(c)(d)	–
4,300	First Advantage Bancorp	56,717
39,700	First American International*(b)(c)(d)	724,922
61,678	First California Financial Group, Inc.*	359,583
14,421	First Security Group, Inc.*	43,407
66,726	First Southern Bancorp, Inc. - Class B*	600,534
193,261	Florida Capital Group*(b)(c)(d)	32,854
8,211	FNB Bancorp	118,649
155,800	Great Florida Bank - Class A*	62,320
15,300	Great Florida Bank - Class B*	6,885
61,000	Greater Hudson Bank N.A.*	283,650
179,500	Hampshire First Bank*(a)	2,683,525
8,500	Heritage Financial Corp.	115,600
199,918	Heritage Oaks Bancorp*	1,017,583
36,900	ICB Financial*	147,600
2,323	Katahdin Bankshares Corp.	28,573
126,100	Metro Bancorp, Inc.*	1,474,109
905,600	National Bancshares, Inc.*(b)(c)(d)	81,504
14,900	New England Bancshares, Inc.	155,556
4,000	North Dallas Bank & Trust Co.(d)	233,080
30,400	Oak Ridge Financial Services, Inc.*	112,480
1,900	Old Point Financial Corp.	21,185

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First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
March 31, 2012

Shares	Description	Value (Note 2)
Banks & Thrifts (continued)
44,800	OmniAmerican Bancorp, Inc.*	$867,328
12,000	Pacific Continental Corp.	113,040
162,590	Pilot Bancshares, Inc.*	325,180
190,540	Republic First Bancorp, Inc.*	449,674
4,500	Shore Bancshares, Inc.	31,905
83,814	Southern First Bancshares, Inc.*	569,935
79,900	Southern National Bancorp of Virginia, Inc.	519,350
302,900	Square 1 Financial, Inc.*(b)(c)(d)	1,723,501
41,122	Valley Commerce Bancorp*	390,659
57,400	Wells Fargo & Co.	1,959,636
226,000	Western Liberty Bancorp*	648,620
12,404	Xenith Bankshares, Inc.*	52,593

		26,389,639

Coal (0.5%)
10,000	Alliance Resource Partners, LP	601,000
40,000	Penn Virginia Resource Partners, LP	873,200

		1,474,200

Diversified Financial Services (1.6%)
16,241	Affinity Financial Corp.*(b)(c)(d)	–
79,000	AllianceBernstein Holding, LP	1,233,190
276,300	Highland Financial Partners, LP*(b)(d)(e)	–
60,000	Independence Financial Group, Inc.*(b)(c)(d)	370,800
70,215	Mackinac Financial Corp.*	491,505
455,100	Ocwen Structured Investments, LLC*(b)(c)(d)	341,325
25,000	South Street Securities Holdings, Inc.*(b)(d)(e)	684,750
47,960	Tiptree Financial*(b)(d)(e)	1,167,346

		4,288,916

Electric (1.2%)
80,000	PPL Corp.	2,260,800
16,800	Public Service Enterprise Group, Inc.	514,248
12,400	SCANA Corp.	565,564

		3,340,612

Environmental Control (0.3%)
30,000	Republic Services, Inc.	916,800

Gas (0.4%)
63,000	Inergy, LP	1,031,310

Healthcare Products (2.3%)
91,800	Johnson & Johnson	6,055,128

Insurance (2.1%)
19,678	Forethought Financial Group, Inc. - Class A*(b)(c)(d)	5,524,205

Annual Report | March 31, 2012	7

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2012

Shares	Description	Value (Note 2)
Mining (1.7%)
119,500	Freeport-McMoRan Copper & Gold, Inc.	$4,545,780

Mortgages & REITS (0.7%)
55,000	Coronado First Bank*	440,000
155,504	Newcastle Investment Holdings Corp., REIT*(d)	81,329
87,900	Verde Realty*(b)(c)(d)	1,319,379

		1,840,708

Oil & Gas (0.4%)
30,000	Linn Energy LLC	1,144,500

Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc.	785,165

Pipelines (1.2%)
30,000	Boardwalk Pipeline Partners, LP	793,800
10,000	Buckeye Partners, LP	611,800
9,800	Energy Transfer Partners, LP	459,718
15,000	Kinder Morgan Energy Partners, LP	1,241,250

		3,106,568

Registered Investment Companies (RICs) (0.4%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	704,000
18,727	RMR Real Estate Income Fund	301,505

		1,005,505

Retail (0.5%)
20,000	Walgreen Co.	669,800
10,000	Wal-Mart Stores, Inc.	612,000

		1,281,800

Savings & Loans (8.1%)
34,100	Appalachian Bancshares, Inc.*	136
10,000	Auburn Bancorp, Inc.*	38,000
113,600	Beacon Federal Bancorp, Inc.	1,601,760
96,980	Broadway Financial Corp.*(a)	131,893
3,006	Carver Bancorp, Inc.*	21,343
61,100	Central Federal Corp.*	45,886
40,846	CFS Bancorp, Inc.	222,611
12,730	Citizens Community Bank*	66,196
84,466	Citizens South Banking Corp.*	384,320
33,500	Eagle Bancorp	331,315
20,200	ECB Bancorp, Inc.	185,234
30,000	Fidelity Federal Bancorp*(d)	281,400
19,238	First Community Bank Corp. of America*	5,869
43,400	Georgetown Bancorp, Inc.*	286,440
84,989	Hampden Bancorp, Inc.	1,024,117
22,030	HF Financial Corp.	264,140

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First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
March 31, 2012

Shares	Description	Value (Note 2)
Savings & Loans (continued)
47,216	Home Bancorp, Inc.*	$823,447
88,948	Home Federal Bancorp, Inc.	901,043
58,100	Jefferson Bancshares, Inc.*	133,049
42,000	Liberty Bancorp, Inc.	428,400
15,000	Malvern Federal Bancorp, Inc.*	105,750
310,300	MidCountry Financial Corp.*(b)(c)(d)	2,209,336
23,217	Newport Bancorp, Inc.*	299,499
106,998	Ocean Shore Holding Co.	1,241,177
29,100	Old Line Bancshares, Inc.	305,550
82,800	Osage Bancshares, Inc.	621,828
171,410	Pacific Premier Bancorp, Inc.*	1,371,280
165,930	Perpetual Federal Savings Bank(a)	2,105,652
17,500	Privee, LLC*(b)(c)(d)	–
52,700	Provident Financial Holdings, Inc.	576,011
40,650	Redwood Financial, Inc.*(a)	532,515
89,993	River Valley Bancorp(a)	1,404,791
18,807	Rockville Financial, Inc.	219,102
6,300	Royal Financial, Inc.*	15,750
277,279	SI Financial Group, Inc.	3,166,526
13,200	Sound Financial, Inc.*	97,284
100,000	Sterling Eagle*(d)	–
110,500	Third Century Bancorp*(a)	154,700

		21,603,350

Telecommunications (0.4%)
23,000	Harris Corp.	1,036,840

Tobacco Products (0.8%)
42,000	Altria Group, Inc.	1,296,540
11,000	Philip Morris International, Inc.	974,710

		2,271,250

TOTAL DOMESTIC COMMON STOCKS
(Cost $123,604,393)		88,220,646

FOREIGN COMMON STOCKS (5.3%)
Banks (0.0%)(f)
7,378	Spar Nord Bank A/S*	31,339

Banks & Thrifts (0.2%)
5,490	Gronlandsbanken AB	467,381

Food (0.4%)
18,000	Nestle SA	1,132,602

Annual Report | March 31, 2012	9

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2012

Shares	Description	Value (Note 2)
Insurance (0.6%)
3,650	American Overseas Group, Ltd.*	$34,675
11,200	Majestic Capital, Ltd.*	11
6,700	Muenchener Rueckversicherungs AG	1,010,196
70,457	Phoenix Group Holdings	636,728

		1,681,610

Iron/Steel (0.3%)
9,000	POSCO, ADR	753,300

National Stock Exchange (0.5%)
17,776	NSE India, Ltd.*(b)(c)(d)	1,385,345

Oil & Gas (0.8%)
80,000	Pengrowth Energy Corp.	752,000
18,000	Total SA, Sponsored ADR	920,160
8,000	Transocean, Ltd.	437,600

		2,109,760

Pharmaceuticals (2.0%)
24,000	Sanofi	1,863,882
88,500	Sanofi, ADR	3,429,375

		5,293,257

Real Estate (0.5%)
98,000	Cheung Kong Holdings, Ltd.	1,265,770

TOTAL FOREIGN COMMON STOCKS
(Cost $17,348,711)		14,120,364

DOMESTIC LIMITED PARTNERSHIPS (24.6%)
	Bay Pond Partners, LP*(b)(c)(d)	46,656,971
	J. Caird Partners, LP*(b)(c)(d)	19,185,599

		65,842,570

TOTAL DOMESTIC LIMITED PARTNERSHIPS
(Cost $56,167,938)		65,842,570

FOREIGN LIMITED PARTNERSHIPS (24.0%)
	Iguazu Master Investors (Cayman), LP, an Iguazu Investors (Cayman), SPC share class *(b)(c)(d)	4,512,224
	North River Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(b)(c)(d)	14,860,515

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First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
March 31, 2012

Shares	Description	Value (Note 2)
FOREIGN LIMITED PARTNERSHIPS (continued)
	Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(b)(c)(d)	$44,777,188

		64,149,927

TOTAL FOREIGN LIMITED PARTNERSHIPS
(Cost $60,990,788)		64,149,927

DOMESTIC PREFERRED STOCKS (0.6%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%*(b)(d)(e)	1,713,829

TOTAL DOMESTIC PREFERRED STOCKS
(Cost $1,600,000)		1,713,829

DOMESTIC WARRANTS (0.1%)
61,300	Central Federal Corp., Warrant, strike price $1.00, Expires 4/17/12*(d)	8
195,000	Dime Bancorp, Inc., Litigation Tracking Warrant, strike price $0.00, Expires 12/26/50*(d)	–
11,708	First Capital Bancorp, Inc., Warrant, strike price $2.00, Expires 4/30/12*(d)	–
262,296	Flagstar Bancorp, Warrant, strike price $1.00, Expires 1/30/19*(d)	154,551

		154,559

TOTAL DOMESTIC WARRANTS
(Cost $0)		154,559

Shares/ Par Value	Description	Value (Note 2)
DOMESTIC CORPORATE BONDS & NOTES (0.3%)
$760,000	Susquehanna Capital II, 11.00%, due 3/23/40	818,900

TOTAL DOMESTIC CORPORATE BONDS & NOTES
(Cost $760,000)		818,900

TOTAL LONG TERM INVESTMENTS
(Cost $260,471,830)		235,020,795

Annual Report | March 31, 2012	11

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2012

Shares	Description	Value (Note 2)
SHORT TERM INVESTMENTS (12.1%)
Money Market Funds (12.1%)
16,512,358	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	$16,512,358
15,900,000	JPMorgan Prime Money Market Fund (7 day Yield 0.216%)	15,900,000

TOTAL SHORT TERM INVESTMENTS
(Cost $32,412,358)		32,412,358

TOTAL INVESTMENTS (100.0%)
(Cost $292,884,188)		267,433,153
TOTAL LIABILITIES LESS OTHER ASSETS (0.0%)(f)		(68,151)

TOTAL NET ASSETS (100.0%)		$267,365,002

*	Non-income producing security.
(a)	Affiliated Company. See Notes to Consolidated Financial Statements.
(b)	Indicates a security which is considered restricted. Also see Notes to Consolidated Financial Statements.
(c)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of March 31, 2012, these securities had a total value of $150,054,268 or 56.12% of total net assets.

(d)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of March 31, 2012 was $154,370,561 or 57.74% of total net assets.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2012 these securities had a total value of $3,565,925 or 1.33% of total net assets.

(f)	Less than 0.05% of total net assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
A/S - Aktieselskab is a Danish term for joint stock company
LLC - Limited Liability Company
LP - Limited Partnership
Ltd. - Limited
N.A. - National Association
REIT - Real Estate Investment Trust
S.A. - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

See Accompanying Notes to Consolidated Financial Statements.

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First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
March 31, 2012

Regional Breakdown as a % of Total Net Assets
United States	70.7%

Bermuda	22.3%

France	2.3%

Cayman Islands	1.9%

Switzerland	0.6%

India	0.5%

Hong Kong	0.5%

Germany	0.4%

South Korea	0.3%

Canada	0.3%

Denmark	0.2%

Total liabilities less other assets	0.0%*

*	Less than 0.05% of total net assets.

See Accompanying Notes to Consolidated Financial Statements.

Annual Report | March 31, 2012	13

Consolidated Statement of Assets and Liabilities	First Opportunity Fund, Inc.
March 31, 2012

ASSETS
Investments:
Investments, at value of Unaffiliated Securities (Cost $287,007,954) (Note 2)	$260,334,873
Investments, at value of Affiliated Securities (Cost $5,876,234) (Notes 2 and 9)	7,098,280

Total Investments, at value	267,433,153
Dividends and interest receivable	139,865
Foreign currency, at value (Cost $34,422)	44,086
Dividends reclaim receivable	35,805
Receivable for investments sold	17,150
Prepaid expenses	30,079

Total Assets	267,700,138

LIABILITIES
Investment advisory fees payable (Note 3)	137,965
Audit fees payable	108,506
Administration and co-administration fees payable (Note 3)	73,577
Accrued expenses and other payables	15,088

Total Liabilities	335,136

Net Assets	$267,365,002

NET ASSETS CONSIST OF:
Par value of common stock (Note 5)	$28,739
Paid-in capital in excess of par value of common stock	337,540,015
Overdistributed net investment income	(535,971)
Accumulated net realized loss on investments sold and foreign currency related transactions	(44,230,025)
Net unrealized depreciation on investments and foreign currency translation	(25,437,756)

Net Assets	$267,365,002

Net Asset Value, $267,365,002/28,739,389 Shares Outstanding	$9.30

See Accompanying Notes to Consolidated Financial Statements.

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First Opportunity Fund, Inc.	Consolidated Statement of Operations
For the Year Ended March 31, 2012

INVESTMENT INCOME
Dividends from Unaffiliated Securities (net of foreign withholding taxes $63,844)	$2,204,299
Dividends from Affiliated Securities	181,789
Interest	130,103
Other income	15,159
Total Investment Income	2,531,350

EXPENSES
Investment advisory fee (Note 3)	1,887,157
Administration and co-administration fees (Note 3)	594,457
Audit fees	149,581
Directors’ fees and expenses (Note 3)	111,907
Legal fees	98,825
Printing fees	39,243
Insurance expense	36,151
Custody fees	24,109
Transfer agency fees	21,727
Other	32,264
Total Expenses before fee waiver	2,995,421
Less fees waived by investment advisor (Note 3)	(316,098)
Total Net Expenses	2,679,323
Net Investment Loss	(147,973)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Unaffiliated securities	13,703,304
Affiliated securities	239,197
Credit default swap contracts	119,451
Foreign currency related transactions	(185,450)
13,876,502
Net change in unrealized depreciation of:
Investment securities	(10,160,686)
Credit default swap contracts	(219,264)
Translation of assets and liabilities denominated in foreign currencies	(712)
(10,380,662)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,495,840
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,347,867

See Accompanying Notes to Consolidated Financial Statements.

Annual Report | March 31, 2012	15

Consolidated Statements of Changes in Net Asset	First Opportunity Fund, Inc.

	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011

OPERATIONS
Net investment loss	$(147,973)	$(467,494)
Net realized gain on investments and foreign currency related transactions	13,876,502	967,212
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts and foreign currency translation	(10,380,662)	28,945,579
Net Increase in Net Assets Resulting from Operations	3,347,867	29,445,297

NET ASSETS:
Beginning of period	264,017,135	234,571,838
End of period (including overdistributed net investment income of $(535,971) and $(216,276), respectively)	$267,365,002	$264,017,135

See Accompanying Notes to Consolidated Financial Statements.

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First Opportunity Fund, Inc.	Consolidated Statement of Cash Flows
For the Year Ended March 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$3,347,867
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(139,571,053)
Proceeds from disposition of investment securities	164,361,742
Net sale of short-term investment securities	(24,422,037)
Decrease in deposits with brokers as collateral for credit default swaps	(260,000)
Increase in dividends and interest receivable	(11,408)
Decrease in upfront payments on swap contracts	44,880
Decrease in prepaid expenses and other assets	5,379
Increase in accounts payables and accrued expenses	30,402
Net change in unrealized depreciation on investments	10,160,686
Net change in unrealized depreciation on swap contracts	219,264
Net realized gain from unaffiliated securities	(13,703,304)
Net realized gain from affiliated securities	(239,197)
Net realized gain from credit default swaps	(119,451)
Net realized loss on foreign currency transactions	185,450
NET CASH USED IN OPERATING ACTIVITIES	29,220

NET INCREASE IN CASH AND FOREIGN CURRENCY	29,220

CASH AND FOREIGN CURRENCY, BEGINNING BALANCE	$14,866
CASH AND FOREIGN CURRENCY, ENDING BALANCE	$44,086

See Accompanying Notes to Consolidated Financial Statements.

Annual Report | March 31, 2012	17

Consolidated Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

DISTRIBUTIONS:
Distributions paid from net investment income
Distributions paid from net realized capital gains

Total Distributions

Accretive/Dilutive Impact of Capital Share Transactions

Net asset value, end of period

Market price per share, end of period

Total Investment Return Based on Market Price(b)
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income/(loss) to average net assets including waiver
Ratio of net investment income/(loss) to average net assets excluding waiver
Portfolio turnover rate
Net assets, end of period (in 000’s)
Number of shares outstanding, end of period (in 000’s)

(a)	Based on average shares outstanding during the fiscal period.
(b)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

See Accompanying Notes to Consolidated Financial Statements.

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First Opportunity Fund, Inc.

For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008

$9.19	$8.16	$5.68	$10.18	$15.15

(0.01)(a)	(0.02)(a)	0.01	0.17	0.18
0.12	1.05	2.50	(4.57)	(3.33)

0.11	1.03	2.51	(4.40)	(3.15)

–	–	(0.03)	(0.12)	(0.18)

–	–	–	(0.01)	(1.64)

–	–	(0.03)	(0.13)	(1.82)

–	–	–	0.03	–

$9.30	$9.19	$8.16	$5.68	$10.18

$7.05	$7.25	$7.04	$4.32	$9.04

(2.76)%	2.98%	63.76%	(51.03)%	(25.85)%
1.05%	N/A	N/A	N/A	N/A
1.18%	1.24%	1.64%	1.84%	1.57%
(0.06)%	(0.19)%	(0.27)%	2.57%	1.34%
(0.18)%	N/A	N/A	N/A	N/A
59%	97%	169%	64%	76%
$267,365	$264,017	$234,572	$163,291	$297,133
28,739	28,739	28,739	28,739	29,201

Annual Report | March 31, 2012	19

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2012

NOTE 1. FUND ORGANIZATION

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company; registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On October 14, 2008, the Fund changed its name from First Financial Fund, Inc. to First Opportunity Fund, Inc. The Fund is non-diversified and its primary investment objective is total return. The Fund trades over the counter under the trading symbol FOFI.

In seeking to achieve its investment objective, the Fund invests a significant portion of its investments (the “Hedge Fund Portfolio”) in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets are invested primarily in equity securities issued by financial services companies (the “Legacy Portfolio”). Under the terms of a sub-advisory agreement, Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”), currently serves as sub-adviser to the Fund and manages the Legacy Portfolio with a view toward holding and opportunistically liquidating the assets. As these assets are sold, the cash proceeds are available to Rocky Mountain Advisers, LLC (“RMA”) and Stewart Investment Advisers (“SIA”) (together, RMA and SIA are the “Advisers”) for investment in a wide range of securities which could include, among others, U.S. or foreign common stocks, debt instruments, preferred stocks, securities convertible into common stocks, cash, and cash equivalents (the “Advisers’ Portfolio”).

On October 3, 2011, the Fund effected a series of transactions; withdrawing from or transferring all of its interests in domestic Hedge Funds to offshore entities (the “Hedge Fund Restructuring”). As a result of these transactions, the Fund’s investments in Hedge Funds became either: 1) direct investments in offshore Hedge Funds substantially similar to the domestic Hedge Fund from which the Fund withdrew, or 2) indirect investments in the same domestic Hedge Fund through wholly-owned subsidiaries of the Fund organized in the Cayman Islands. The Hedge Fund Restructuring was effected to ensure the Fund’s continued compliance with Subchapter M of the Internal Revenue Code. Investments in offshore Hedge Funds and the use of offshore subsidiaries carry unique regulatory and tax risks that could exacerbate the risks already present in domestic hedge funds (see Note 2) and will subject the Fund to increased expenses and tax reporting obligations.

Stockholders should be aware that an investment in the Fund involves a high degree of risk, including the risk associated with investing in Hedge Funds. Please refer to additional discussion of these risks in Note 2.

As of March 31, 2012, the portion of the Fund under the direct management of the Advisers represented approximately 76.7% of the Fund’s net assets, including 28.1% of the Fund’s net assets in the Advisers’ Portfolio and 48.6% invested in Hedge Funds. The Legacy Portfolio, managed by the Sub-Adviser, represented approximately 23.3% of the net assets of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES AND SECURITIES VALUATION

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

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First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2012

Basis for Consolidation: The accompanying consolidated financial statements include the accounts of FOFI 1, Ltd. and FOFI 2, Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. FOFI 1, Ltd. invests in Bay Pond Partners, LP, and FOFI 2, Ltd. invests in J. Caird Partners, LP. The Fund may invest up to 25% of its total assets in the Subsidiaries. The aggregated net assets of the Subsidiaries at March 31, 2012 were $65,809,529 or 24.6% of the Fund’s consolidated total net assets. The Consolidated Portfolio of Investments includes positions of the Fund and of the Subsidiaries. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies used by the Fund.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last quoted sales price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser or sub-adviser, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser or sub-adviser. The Fund uses various valuation techniques that utilize both observable and unobservable inputs including multi-dimensional relational pricing model, option adjusted spread pricing, book value, last available trade, discounted future cash flow models, cost, and comparable company approach. In such circumstances, the adviser or sub-adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser or sub-adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology and its application is appropriate and recommends methodology changes when appropriate. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis.

The Fund’s investments in Hedge Funds are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund managers according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

Annual Report | March 31, 2012	21

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2012

The financial statements include investments valued at $154,370,561 (57.74% of total net assets) as of March 31, 2012 whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1	–	Unadjusted quoted prices in active markets for identical investments
Level 2	–	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2012 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Domestic Common Stocks	$60,258,293	$6,838,022	$21,124,331	$88,220,646
Banks	578,370	–	–	578,370
Banks & Thrifts	15,338,392	1,906,786	9,144,461	26,389,639
Coal	1,474,200	–	–	1,474,200
Diversified Financial Services	1,724,695	–	2,564,221	4,288,916
Electric	3,340,612	–	–	3,340,612
Environmental Control	916,800	–	–	916,800

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First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2012

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Gas	$1,031,310	$–	$–	$1,031,310
Healthcare Products	6,055,128	–	–	6,055,128
Insurance	–	–	5,524,205	5,524,205
Mining	4,545,780	–	–	4,545,780
Mortgages & REITS	–	440,000	1,400,708	1,840,708
Oil & Gas	1,144,500	–	–	1,144,500
Pharmaceuticals	785,165	–	–	785,165
Pipelines	3,106,568	–	–	3,106,568
Registered Investment Companies (RICs)	1,005,505	–	–	1,005,505
Retail	1,281,800	–	–	1,281,800
Savings & Loans	14,621,378	4,491,236	2,490,736	21,603,350
Telecommunications	1,036,840	–	–	1,036,840
Tobacco Products	2,271,250	–	–	2,271,250

Foreign Common Stocks	12,735,008	11	1,385,345	14,120,364
Banks	31,339	–	–	31,339
Banks & Thrifts	467,381	–	–	467,381
Food	1,132,602	–	–	1,132,602
Insurance	1,681,599	11	–	1,681,610
Iron/Steel	753,300	–	–	753,300
National Stock Exchange	–	–	1,385,345	1,385,345
Oil & Gas	2,109,760	–	–	2,109,760
Pharmaceuticals	5,293,257	–	–	5,293,257
Real Estate	1,265,770	–	–	1,265,770

Domestic Limited Partnerships	–	–	65,842,570	65,842,570
Foreign Limited Partnerships	–	–	64,149,927	64,149,927
Domestic Preferred Stocks	–	–	1,713,829	1,713,829
Domestic Warrants	–	–	154,559	154,559
Domestic Corporate Bonds & Notes	–	818,900	–	818,900
Short Term Investments	32,412,358	–	–	32,412,358
TOTAL	$105,405,659	$7,656,933	$154,370,561	$267,433,153

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the year ended March 31, 2012, there were no significant transfers between Level 1 and Level 2 securities.

Annual Report | March 31, 2012	23

Notes to Consolidated

Financial Statements	First Opportunity Fund, Inc.
March 31, 2012

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2011	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of March 31, 2012	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2012
Domestic Common Stocks	$32,925,256	$7,613,214	$(3,062,482)	$(15,911,657)	$(440,000)	$21,124,331	$3,548,898
Foreign Common Stocks	1,606,281	–	(220,936)	–	–	1,385,345	(220,936)
Limited Partnerships	136,065,045	5,593,620	(17,565,045)	(124,093,620)	–	–	–
Domestic Limited Partnerships	–	–	9,674,632	56,167,938	–	65,842,570	9,674,632
Foreign Limited Partnerships	–	–	3,159,139	60,990,788	–	64,149,927	3,159,139
Domestic Preferred Stocks	1,803,779	–	(89,950)	–	–	1,713,829	(89,950)
Domestic Warrants	512,605	–	(358,046)	–	–	154,559	(141,304)

TOTAL	$172,912,966	$13,206,834	$(8,462,688)	$(22,846,551)	$(440,000)	$154,370,561	$15,930,479

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Consolidated Statement of Assets and Liabilities under Net unrealized depreciation on investments and foreign currency translation.

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

24	www.firstopportunityfund.com

Notes to Consolidated

First Opportunity Fund, Inc.	Financial Statements
March 31, 2012

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain Hedge Funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in Hedge Funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation

Annual Report | March 31, 2012	25

Notes to Consolidated

Financial Statements	First Opportunity Fund, Inc.
March 31, 2012

in the value of the Hedge Funds in which it invests. In addition, investments in Hedge Funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Changes In Investment Policies: On May 3, 2010, stockholders approved eliminating the Fund’s fundamental concentration policy which previously required that the Fund invest at least 65% of its assets in financial services companies. As a result, the Fund may not invest more than 25% of its assets in any industry or group of industries (including financial services related industries). While the Advisers and the Sub-Adviser do not intend to invest more than 25% of the Fund’s assets in a single industry, the Fund does not look through its investments in the Hedge Funds, some of which have significant exposure to industries within the financial sector, to determine whether the Fund exceeds the 25% limit. As a result, the Fund may be indirectly concentrated in an industry or group of industries by virtue of the Fund’s investments in Hedge Funds.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, may be susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. Credit default swaps are marked to market periodically using quotations from pricing services. Unrealized gains, including the accrual of interest are recorded as an asset and

26	www.firstopportunityfund.com

Notes to Consolidated

First Opportunity Fund, Inc.	Financial Statements
March 31, 2012

unrealized losses are reported as a liability on the Consolidated Statement of Assets and Liabilities. The change in value of the credit default swap, including the accrual of interest to be paid or received is reported as a change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreement.

Counterparty Risk: Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by another party’s credit will affect the value of those instruments. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience such changes in credit quality.

The Fund had no outstanding credit default swap contracts as of March 31, 2012.

Derivative Instruments: The Effect of Derivatives Instruments on the Consolidated Statement of Operations for the year ended March 31, 2012:

Risk Exposure	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Loss On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Credit Contracts	Net realized gain/(loss) on: Credit default swap contracts/Net change in unrealized appreciation/(depreciation) of: credit default swap contracts	$119,451	$(219,264)

Total		$119,451	$(219,264)

During the year ended March 31, 2012, the average notional amounts of credit default swap contracts entered into by the Fund, were $12,500,000 for those contracts measured in U.S. Dollars, and €6,200,000 for those measured in Euros.

Derivative Risk: The Fund, as well as the Hedge Funds in which the Fund invests, may employ derivative instruments as a strategy to hedge its portfolio or enhance return. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk.

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of subchapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Annual Report | March 31, 2012	27

Notes to Consolidated

Financial Statements	First Opportunity Fund, Inc.
March 31, 2012

Management has concluded there are no uncertain tax positions that require recognition of a tax liability. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2009, through March 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law so the enacted provisions apply to the Fund for the fiscal year ended March 31, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

¡

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

¡

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

¡

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

NOTE 3. AGREEMENTS

RMA and SIA serve as co-advisers to the Fund, and make investment decisions on behalf of the Fund. Wellington serves as sub-adviser to the Fund.

According to the Advisory Agreements, RMA and SIA are paid an advisory fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average monthly total net assets plus leverage, if any (“Managed Assets”) (the “Advisory Fee”). However, RMA and SIA have agreed to waive their fees in an amount equal to up to 1.00% of the Fund’s assets invested in Wellington-affiliated Hedge Funds to offset any asset based fees (but not any performance-based fees) paid to Wellington with respect to the hedge fund investments. Additionally, effective December 1, 2011, RMA and SIA agreed to waive 0.10% of the Advisory Fee applied to the Advisers’ Portfolio such that the Advisory Fee will be calculated at the annual rate of 1.15% of Managed Assets in the Advisers’ Portfolio. The fee waiver agreement has a one-year term and is renewable annually. The waiver does not apply to the Hedge Fund Portfolio or to the Legacy Portfolio.

RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a member of Evergreen Atlantic LLC, a Colorado limited liability company (“EALLC”), and is a stockholder of the Fund. SIA is owned by the Stewart West Indies Trust, which is also a member of EALLC. RMA and SIA are considered “affiliated persons,” as that term is defined the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives a fee equal to 75% of the fees earned by the Advisers, and RMA receives 25% of the fees earned by the Advisers.

28	www.firstopportunityfund.com

Notes to Consolidated

First Opportunity Fund, Inc.	Financial Statements
March 31, 2012

According to the Sub-Advisory Agreement, Wellington earns a sub-advisory fee, payable monthly by RMA and SIA, at an annual rate equal to 1.125% of the Fund’s month-end value of the Legacy Portfolio. Effective April 1, 2011, Wellington agreed to voluntarily waive its sub-advisory fees in excess of 0.625%, per annum. Under the terms of the Wellington fee waiver agreement, it is a condition to the waiver that the Advisers and the Fund expressly acknowledge that Wellington may unilaterally terminate the agreement if the Advisers do not pass through the economic benefit of this waiver to the Fund. Accordingly, the Advisers have voluntarily agreed to waive any additional fees relating to the Legacy Portfolio to which the Advisers would otherwise be entitled by virtue of Wellington’s waiver.

The term of Wellington’s role as sub-adviser was for an initial two year period and is limited to managing, and if appropriate, opportunistically liquidating a portion of the Fund’s legacy holdings. On April 27, 2012, the Board renewed the Sub-Advisory Agreement for a term set to expire on December 31, 2012.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of Managed Assets up to $100 million and 0.15% of the Fund’s Managed Assets over $100 million. The equity owners of FAS are EALLC and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund and the Advisers, as that term is defined in the 1940 Act.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (the “Co-Administration Fee”). Fees paid to ALPS are calculated based on combined assets of the Fund and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and The Denali Fund Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion. In connection with the Hedge Fund Restructuring, the Fund and the Fund’s wholly-owned Cayman subsidiaries entered into an additional Administration Agreement with ALPS to provide certain administrative services to the Cayman subsidiaries. Pursuant to the new Administration Agreement, the Fund pays ALPS through its subsidiaries a fee in addition to the Co-Administration Fee at the annual rate of $45,000, payable monthly.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the investment adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each member of the Nominating Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Annual Report | March 31, 2012	29

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2012

Computershare Trust Company, N.A. (“Computershare”), serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar, and as compensation for Computershare’s services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sale of securities for the year ended March 31, 2012, excluding short-term investments, aggregated $136,710,617 and $164,386,566, respectively.

On March 31, 2012, based on cost of $289,745,401 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $35,495,053, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $(58,147,551) and net appreciation of foreign currency and derivatives was $353,529. This resulted in net unrealized depreciation of $(22,298, 969).

NOTE 5. CAPITAL

As of March 31, 2012, 50,000,000 shares of $0.001 par value Common Stock were authorized and 28,739,389 shares were issued and outstanding.

Transactions in Common Stock were as follows:

	Year Ended March 31, 2012	Year Ended March 31, 2011
Common Stock outstanding - beginning of period	28,739,389	28,739,389
Common Stock outstanding - end of period	28,739,389	28,739,389

NOTE 6. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine. For the years ended March 31, 2012 and March 31, 2011, the Fund did not repurchase any of its own shares.

NOTE 7. SIGNIFICANT STOCKHOLDERS

As of March 31, 2012, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 11,307,899 shares of Common Stock of the Fund, representing 39.4% of the total Fund shares outstanding.

30	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2012

NOTE 8. DISTRIBUTIONS AND TAX INFORMATION

The Fund paid no distributions during the year ended March 31, 2012.

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$0
Accumulated Capital Gains / (Losses)	(47,368,387)
Unrealized Appreciation / (Depreciation)	(22,298,969)
Other Cumulative Effect of Timing Differences	(536,396)
TOTAL	$(70,203,752)

As of March 31, 2012, the Fund had unused capital loss carryovers of $5,215,767 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018.

The fund utilized capital loss carryovers in the current year of $11,432,649.

The Fund has post October capital losses of $6,534,457 which it has elected to defer until the next fiscal year.

Investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. The Fund has decreased over distributed net investment income by $171,722, increased accumulated capital gains by $2,424,514 and decreased paid-in-capital by $2,252,792 at March 31, 2012. Included in the amounts reclassified was a net operating loss of $959,073. The reclassifications had no impact on net asset value.

NOTE 9. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 4/1/11	Purchases	Sales	Ending Share Balance as of 3/31/12	Dividend Income	Realized Gains (Losses)	Market Value
Broadway Financial Corp.	96,980	–	–	96,980	$–	$–	$131,893
CCF Holding Co.	340,815	–	–	340,815	–	–	85,204
Hampshire First Bank	228,000	–	(48,500)	179,500	–	239,197	2,683,525
Perpetual Federal Savings Bank	165,930	–	–	165,930	106,195	–	2,105,652

Annual Report | March 31, 2012	31

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2012

Name of Affiliate	Beginning Share Balance as of 4/1/11	Purchases	Sales	Ending Share Balance as of 3/31/12	Dividend Income	Realized Gains (Losses)	Market Value
Redwood Financial, Inc.	40,650	–	–	40,650	–	–	532,515
River Valley Bancorp	89,993	–	–	89,993	75,594	–	1,404,791
Third Century Bancorp	110,500	–	–	110,500	–	–	154,700
TOTAL					$181,789	$239,197	$7,098,280

NOTE 10. RESTRICTED SECURITIES

As of March 31, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of March 31, 2012 were as follows:

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Affinity Financial Corp.	3/24/05	$1,000,000	$–	0.0%
Bay Pond Partners, LP	10/3/11	39,387,185	46,656,971	17.5%
Community Bank	2/12/08	912,100	6,348,600	2.4%
FC Holdings, Inc.	1/5/06	972,000	–	0.0%
First American International	11/29/05	1,052,050	724,922	0.3%
Florida Capital Group	8/23/06	2,203,175	32,854	0.0%
Forethought Financial Group, Inc. – Class A	11/13/09	4,066,780	5,524,205	2.1%
Highland Financial Partners, LP	10/18/06	4,558,950	–	0.0%
Iguazu Master Investors (Cayman) LP, an Iguazu Investors (Cayman), SPC share class	10/3/11	4,341,847	4,512,224	1.7%
Independence Financial Group, Inc.	9/13/04	480,000	370,800	0.1%
J. Caird Partners, LP	10/3/11	16,780,753	19,185,599	7.2%
Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,713,829	0.6%
MidCountry Financial Corp.	10/22/04	4,654,500	2,209,336	0.8%
National Bancshares, Inc.	6/6/06	2,128,160	81,504	0.0%

32	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2012

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
North River Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	16,605,291	14,860,515	5.6%
NSE India, Ltd.	4/30/10	1,517,269	1,385,345	0.5%
Ocwen Structured Investments, LLC	3/20/07–8/27/07	1,399,433	341,325	0.1%
Privee, LLC	11/17/04	2,362,500	–	0.0%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	684,750	0.3%
Square 1 Financial, Inc.	5/3/05	3,029,000	1,723,501	0.6%
Tiptree Financial	6/4/07– 7/10/09	2,058,848	1,167,346	0.4%
Verde Realty	2/16/07	2,900,700	1,319,379	0.5%
Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	40,043,650	44,777,188	16.7%

		$156,554,191	$153,620,193	57.4%

NOTE 11. INVESTMENTS IN LIMITED PARTNERSHIPS

As of March 31, 2012, the Fund held investments in limited partnerships. The Fund’s investments in the limited partnerships are reported on the Consolidated Portfolio of Investments under the sections titled Domestic Limited Partnerships and Foreign Limited Partnerships.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur less than one year following the date of admission to the partnership. The following table summarizes the Fund’s investments in limited partnerships as of March 31, 2012.

Description	% of Net Assets as of 3/31/12	Value as of 3/31/12	Net Unrealized Gain/ (Loss) as of 3/31/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Bay Pond Partners, LP	17.4%	$46,656,971	$7,269,786	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice

Annual Report | March 31, 2012	33

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2012

Description	% of Net Assets as of 3/31/12	Value as of 3/31/12	Net Unrealized Gain/ (Loss) as of 3/31/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Iguazu Master Investors (Cayman) LP, an Iguazu Investors (Cayman), SPC share class	1.7%	4,512,224	170,377	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
J. Caird Partners, LP	7.2%	19,185,599	2,404,846	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
North River Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	5.6%	14,860,515	(1,744,776)	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	16.7%	44,777,188	4,733,538	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Total	48.6%	$129,992,497	$12,833,771

The Fund did not have any outstanding unfunded commitments as of March 31, 2012.

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First Opportunity Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of First Opportunity Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of First Opportunity Fund, Inc. and subsidiaries (the “Fund”), including the consolidated portfolio of investments, as of March 31, 2012, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and hedge funds’ administrator. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Opportunity Fund, Inc. and subsidiaries as of March 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the consolidated financial statements include investments valued at $154,370,571 (57.7% of total assets) as of March 31, 2012, whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the Fund’s sub-adviser or affiliates of such sub-adviser.

DELOITTE & TOUCHE LLP

Denver, Colorado

May 30, 2012

Annual Report | March 31, 2012	35

Additional Information	First Opportunity Fund, Inc.
March 31, 2012 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.firstopportunityfund.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.firstopportunityfund.com, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.firstopportunityfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Fund have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

36	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Additional Information
March 31, 2012 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Meeting of Stockholders - Voting Results

On April 27, 2012, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: Election of Directors

Election of Richard I. Barr as Director of the Fund
	# of Votes Cast	% of Votes Cast
For	24,188,186	84.16%
Withhold	1,998,545	6.96%
Non Vote	2,552,658	8.88%
TOTAL	28,739,389	100.00%

Election of Susan L. Ciciora as Director of the Fund
	# of Votes Cast	% of Votes Cast
For	24,210,214	84.24%
Withhold	1,976,517	6.88%
Non Vote	2,552,658	8.88%
TOTAL	28,739,389	100.00%

Election of Steven K. Norgaard as Director of the Fund
	# of Votes Cast	% of Votes Cast
For	23,983,592	83.45%
Withhold	2,203,139	7.67%
Non Vote	2,552,658	8.88%
TOTAL	28,739,389	100.00%

Annual Report | March 31, 2012	37

Summary of Dividend Reinvestment Plan	First Opportunity Fund, Inc.
March 31, 2012 (Unaudited)

Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 Days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

38	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
March 31, 2012 (Unaudited)

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 18, 2011, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of, and received a report prepared by, an independent research firm, Morningstar, Inc. (“Morningstar”), comparing the Fund’s performance and advisory fees and expenses to a group of closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar (the “Peer Group”). The Board also considered information received from the Advisers throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the November 18, 2011 Board meeting, the Independent Directors held two special telephonic meetings with counsel to the Independent Directors and the Fund. One purpose of the

Annual Report | March 31, 2012	39

Board of Directors’ Approval of the Investment Advisory Agreements	First Opportunity Fund, Inc.
March 31, 2012 (Unaudited)

meetings was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 18, 2011 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board was satisfied that the Advisers’ investment personnel, including Stewart Horejsi, the Fund’s principal portfolio manager, would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in June, 2010, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund underperformed the Standard & Poor’s 500 Index, the Fund’s primary relevant benchmark, as well as the Dow Jones Industrial Average and NASDAQ Composite for the year ended September 30, 2011; however, the Fund performed comparably to its Peer Group for the one-year period ended September 30, 2011. The Board further noted that the Fund underperformed its Peer Group for the three- and five-year period ended September 30, 2011 and outperformed its Peer Group for the ten-year period ended September 30, 2011. The Board discussed with the Advisers the Fund’s recent underperformance against its primary benchmark and to what extent the Advisers planned to make any adjustments to the Advisers’ investment strategies to counter the Fund’s recent underperformance. The Board was satisfied that the Advisers were appropriately focused on improving the investment performance of the Fund.

40	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
March 31, 2012 (Unaudited)

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to: the Fund’s asset allocation strategy, which increases the workload, burden and responsibility beyond that typically assumed by other money managers; the Advisers’ stock skill selection has been substantiated through long-term performance; and the time associated with the discipline of concentrated investing. The Advisers further discussed with the Board the Advisers’ responsibility of overseeing the Fund’s hedge fund investments and Wellington Management Company, LLP as sub-adviser to the Fund, each of which requires increased expenditure of resources, and determining the Fund’s asset allocation across the entire universe of investment possibilities.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund.

Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board noted that the Advisers had in the past agreed to a voluntary fee waiver schedule tied to the Fund’s asset levels. The Board further noted that over the last few years the Fund’s assets had not reached the levels specified in the schedule for the fee waiver to come into play. Although the Board concluded that recent modest growth in the Fund’s assets had not resulted in any meaningful economies of scale with respect to the management of the Fund, the Board, as described below, determined that it would be in the best interests of the Fund and its stockholders to modify the voluntary fee waiver to provide more immediate benefits to the stockholders.

Fee Waiver

The Board noted the current fee arrangement in place for the Fund under the Advisory Agreements. They noted that the Advisers receive an annual fee, payable monthly, of 1.25% of the

Annual Report | March 31, 2012	41

Board of Directors’ Approval of the Investment Advisory Agreements	First Opportunity Fund, Inc.
March 31, 2012 (Unaudited)

value of the Fund’s average monthly total net assets, including any leverage. RMA and SIA have agreed to waive their fees in an amount equal to up to 1.00% of the Fund’s assets invested in Wellington-affiliated private investment funds to offset any asset based fees (but not any performance-based fees) paid to Wellington with respect to the hedge fund investments. The Board further noted the current one-year voluntary fee waiver whereby the Advisers have agreed to waive 15 basis points (0.15%) on asset levels between $400-$600 million, and an additional 10 basis points (0.10%) on asset levels exceeding $600 million. The Board noted that the fee waiver did not come into play in 2011 due to asset size levels of the Fund. In light of the recent underperformance by the Fund, the Board requested, and the Advisers agreed, to modify the voluntary one-year fee waiver effective December 1, 2011 such that the Advisers would waive a portion of the advisory fee equal to 10 basis points (0.10%) of the value of the Fund’s average monthly total net assets, including any leverage. This waiver will not apply to the advisory fee charged on (i) the value of the portfolio managed by Wellington, known as the Legacy Portfolio, and (ii) the value of any hedge fund investments. The Board concluded that the fee under the Advisory Agreements, as modified by the voluntary fee waiver, was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of September 30, 2011, the Lola Trust and other entities affiliated with the Horejsi family held approximately 37% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

42	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Directors and Officers
March 31, 2012 (Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund’s SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

INDEPENDENT DIRECTORS

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director

Joel W. Looney Age: 50	Chairman, Class II Director	Term expires 2014; served since 2003.	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4	Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2007), The Denali Fund Inc.

Dr. Dean L. Jacobson Age: 73	Class I Director	Term expires 2013; served since 2003	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.

Richard I. Barr Age: 74	Class III Director	Term expires 2015; served since 2001.	Retired (since 2001); various executive positions (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2007),The Denali Fund Inc.

Steven K. Norgaard ^ Age: 47	Class I Director	Term expires 2013; served since 2011.	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm); Director (since 2007) ATG Trust Company.	4	Director (since 2011), Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and The Denali Fund Inc.

Annual Report | March 31, 2012	43

Directors and Officers	First Opportunity Fund, Inc.
March 31, 2012 (Unaudited)

INTERESTED DIRECTORS**

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director

Susan L. Ciciora Age: 47	Class III Director	Term expires 2015; served since 2003.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation).; Director (2006-2011), Boulder Growth & Income Fund, Inc.; Director (2001-2011), Boulder Total Return Fund, Inc.	4	Director (since 2007), The Denali Fund Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and The Denali Fund Inc.
**	Ms. Ciciora is considered an “interested person” as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of RMA, SIA and FAS.
^	Effective November 18, 2011, John S. Horejsi resigned as a Class I Director of the Fund. Upon Mr. Horejsi’s resignation Mr. Norgaard was appointed by the Board of Directors as a Class I Director.

44	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Directors and Officers
March 31, 2012 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on January 27, 2012. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years

Stephen C. Miller Age: 59	President	Appointed annually; served since 2003	President and General Counsel (since 1999), Boulder Investment Advisers LLC; President and General Counsel (since 2008), Rocky Mountain Advisers, LLC; Manager (since 1999), Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002), Boulder Growth & Income Fund, Inc.; President (since 1999), Boulder Total Return Fund, Inc.; President (since 2007), The Denali Fund Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Nicole L. Murphey Age: 35	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Chief Financial Officer, Chief Accounting Officer and Treasurer since 2011; served as Vice-President since 2008; served as Assistant Secretary since 2003.	Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC and Rocky Mountain Advisers, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Growth & Income Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Total Return Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund Inc.

Annual Report | March 31, 2012	45

Directors and Officers	First Opportunity Fund, Inc.
March 31, 2012 (Unaudited)

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years

Jennifer T. Welsh Age: 34	Chief Compliance Officer	Appointed annually; served since 2010.	Chief Compliance Officer (since 2010), Boulder Investment Advisers LLC and Rocky Mountain Advisers, LLC; Chief Compliance Officer, Associate General Counsel (since 2010), Fund Administrative Services L.L.C.; Chief Compliance Officer (since 2010), Stewart Investment Advisers; Chief Compliance Officer (since 2010), Boulder Growth & Income Fund, Inc.; Chief Compliance Officer (since 2010), Boulder Total Return Fund, Inc.; Chief Compliance Officer (since 2010), The Denali Fund Inc.; Associate Attorney (2007-2010), Davis, Graham & Stubbs, LLP.

Stephanie J. Kelley Age: 55	Secretary and Assistant Compliance Officer	Appointed annually; served since 2003.	Secretary and Assistant Compliance Officer(since 2002), Boulder Growth & Income Fund, Inc.; Secretary and Assistant Compliance Officer (since 2000), Boulder Total Return Fund, Inc., Secretary and Assistant Compliance Officer (since 2007), The Denali Fund Inc.; Assistant Secretary, Assistant Compliance Officer, and Assistant Treasurer of various other entities affiliated with the Horejsi family.

*	Unless otherwise specified, the Officers’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

46	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes

Annual Report | March 31, 2012	47

Notes	First Opportunity Fund, Inc.

48	www.firstopportunityfund.com

Directors	Richard I. Barr Susan L. Ciciora Dean L. Jacobson Joel W. Looney Steven K. Norgaard

Co-Investment Advisers	Stewart Investment Advisers Rocky Mountain Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Sub-Adviser	Wellington Management Company, LLP 280 Congress Street Boston, MA 02110

Administrator	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Custodian	Bank of New York Mellon One Wall Street New York, NY 10286

Transfer Agent	Computershare Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3011

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202

Legal Counsel	Paul Hastings LLP 515 South Flower Street, 25th Floor Los Angeles, CA 90071-2228

“First Opportunity Fund" is a proprietary trademark of First Opportunity Fund, Inc. Used by permission. © 2012; all rights reserved.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

www.firstopportunityfund.com

The Fund’s CUSIP number is: 33587T108

Item 2. Code of Ethics.

As of the end of the period covered by this report, the First Opportunity Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

At a meeting of the board of directors held on November 18, 2011, the Registrant’s board of directors has determined that Joel W. Looney and Steven K. Norgaard are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $33,000 and $98,000 for the fiscal years ended March 31, 2011 and March 31, 2012, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2011 and March 31, 2012, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations were $7,250 and $25,000 for the fiscal years ended March 31, 2011 and March 31, 2012, respectively.

(d) All Other Fees – The aggregated fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $0 and $15,000 for the fiscal years ended March 31, 2011 and March 31, 2012, respectively. These fees pertained to the restructuring of the Registrant’s hedge fund investments.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e) (2) Percentage of Services. The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) 100%

(f) None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2012 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are

Dr. Dean L. Jacobson, Richard I. Barr, Joel W. Looney, and Steven K. Norgaard.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Proxy Voting Procedures of the Advisers are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (“FOFI”) (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1. Policy. It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b. Seeking Advice from the First Opportunity Fund’s (“FOFI’s”) sub-adviser. To the extent permitted by law, and to the extent assistance will not adversely affect the ability of the FOFI’s sub-adviser, Wellington Management (“Wellington”), to invest in financial services company securities for other clients, the Adviser may seek, and Wellington has agreed to provide the Adviser with, notice of any special issues that might not be covered by the Voting Guidelines as they relate to securities held by FOFI and that are under the management of Wellington. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how FOFI should vote.

c. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1.	Name of the issuer of the portfolio security
2.	Exchange ticker symbol
3.	CUSIP #
4.	Shareholder meeting date
5.	Brief indication of the matter voted on
6.	Whether matter was proposed by the issuer or by a security holder
7.	Whether the Fund cast its vote on the matter
8.	How the Fund cast its vote
9.	Whether the Fund cast its vote for or against management

6. Disclosures.

a. The Fund shall include in any future registration statement:

i. A description of the Voting Policies and the Voting Guidelines3; and

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1.	Proxy voting policies and procedures
2.	Proxy statements received regarding client securities
3.	Records of votes cast on behalf of clients
4.	Records of written client requests
5.	Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

3 This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5 This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.	We will generally support the choice of auditors recommended by the Audit Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation	Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive's interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans	Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Effective June 1, 2010, Rocky Mountain Advisers, LLC (“RMA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) act as Co-Advisers to the Fund and are collectively referred to as the “Advisers”. Wellington Management Company LLP (“Wellington Management”) served as the investment adviser to the Fund until June 1, 2010 and currently serves as sub-adviser to a portion of the Fund.

The Advisers

Stewart R. Horejsi and Brendon J. Fischer are the Fund’s portfolio managers and are jointly responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi and Mr. Fischer are referred to herein as the “Portfolio Managers”. The Portfolio Managers manage the Fund and three other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”), The Denali Fund Inc. (“DNY”) and the Boulder Total Return Fund, Inc. (“BTF”). As of March 31, 2012, BIF, DNY, and BTF had total assets, including leverage, of approximately 221.2 million, $97.7 million, and $335.0 million, respectively. None of the advisory fees of the other registered investment companies for which the Portfolio Managers manage are based on the performance of the account.

Separately, Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $675.2 million as of March 31, 2012. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the Chief Investment Officer for Boulder Investment Advisers, LLC (the co-adviser, together with SIA, to BIF, DNY and BTF) and SIA since 1999 and RMA since 2008. Mr. Horejsi has been a Portfolio Manager for the Fund since June 1, 2010.

Mr. Fischer joined RMA and BIA as the Assistant Investment Officer in 2012 and has been a Portfolio Manager of the Fund since 2012 as well.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits.

Conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments. This is because the portfolio managers also serve as portfolio manager to BIF, DNY and BTF. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BIF, DNY, BTF and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates, as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Lola Brown Trust No. 1B, which has engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, holds 4,674,795 shares of the Fund as of March 31, 2012. In addition, (i) the Stewart R. Horejsi Trust No. 2, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owns 2,169,602 shares of the Fund; (ii) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter but with respect to which Mr. Horejsi is not a beneficiary, owns 1,737,573 shares of the Fund; and (iii) the Mildred B. Horejsi Trust, a trust established by Mr. Horejsi’s mother, owns 2,725,929 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”). Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, he may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Fischer does not directly or indirectly own any shares of the Fund as of March 31, 2012.

Wellington Management

Nicholas C. Adams, Senior Vice President and Equity Portfolio Manager of Wellington Management, served as the primary portfolio manager of the Fund since inception (1986) through May 31, 2010. Mr. Adams joined Wellington Management as an investment professional in 1983. Mr. Adams continues to serve as portfolio manager for a select basket of securities under the Sub-Advisory Agreement between the Fund, RMA, SIA, and Wellington Management.

The following table shows information regarding other accounts managed by Mr. Adams (As of March 31, 2012):

	Other Registered		Other Pooled
	Investment Companies(1)		Investment Vehicles		Other Accounts
	# of Accts	Assets ($ mil)	# of Accts	Assets ($ mil)	# of Accts	Assets ($ mil)
All Accounts:	0	$0	6	$5,647	0	$0

Accounts where advisory fee is based on account performance (subset of above):	0	$0	6	$5,647	0	$0

(1)	Does not include the Fund.

The following table shows shares of the Fund beneficially owned by Mr. Adams:

None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
X

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager under the Sub-Advisory Agreement who is primarily responsible for the day-to-day management of the Fund (“Sub-Advisory Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Sub-Advisory Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Sub-Advisory Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Sub-Advisory Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Sub-Advisory Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Sub-Advisory Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Sub-Advisory Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Sub-Advisory Portfolio Manager. Finally, the Sub-Advisory Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Structure

Wellington Management receives a fee based on the assets under management of the Fund as set forth in Investment Sub-Advisory Agreement between Wellington Management, the Fund, RMA and SIA. Wellington Management pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended March 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Sub-Advisory Portfolio Manager”) includes a base salary and incentive components. The base salary for the Sub-Advisory Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm. The Sub-Advisory Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Sub-Advisory Portfolio Manager. The incentive paid to the Sub-Advisory Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Sub-Advisory Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Adams is a partner of the firm.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by

Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	June 7, 2012

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	June 7, 2012